UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 20, 2019 (December 17, 2019)

Nxt-ID, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-54960	46-0678374
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Nxt-ID, Inc.

288 Christian Street

Hanger C 2nd Floor

Oxford, CT 06478

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (203) 266-2103

1627 U.S. Highway 1

Unit 206

Sebastian, FL 32958

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	NXTD	The Nasdaq Stock Market LLC

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Nxt-ID, Inc. (the “Company”) held its 2019 Annual Meeting of Shareholders (the “Annual Meeting”) on December 17, 2019. Set forth below are the two proposals that were voted on at the Annual Meeting and the shareholder votes on each such proposal, as certified by the inspector of elections for the Annual Meeting. These proposals are described in further detail in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on October 29, 2019.

On the record date for the Annual Meeting, there were 29,720,134 shares of Company common stock, $0.0001 par value per share, and 2,000 shares of Series C Non-Convertible Voting Preferred Stock, $0.0001 par value per share, issued, outstanding and entitled to vote. Shareholders holding 22,085,196 shares of Company common stock were present at the Annual Meeting, in person or represented by proxy.

Proposal 1 – The five nominees named in the Definitive Proxy Statement were elected to serve as directors for a one-year term expiring at the Company’s 2020 Annual Meeting of Shareholders. The voting results with respect to each nominee were as follows:

Director	For	Withheld	Broker Non-Votes
Vincent S. Miceli	11,034,121	1,056,662	12,090,783
Major General David R. Gust, USA, Ret.	10,399,056	1,691,727	12,090,783
Michael J. D’Almada-Remedios, PhD	10,782,743	1,308,040	12,090,783
Daniel P. Sharkey	10,399,428	1,751,355	12,090,783
Robert A. Curtis Pharm.D.	10,602,271	1,488,512	12,090,783
Michael J. Orlando	9,218,729	2,872,054	12,090,783

Proposal 2 – The appointment of Marcum LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2019 was ratified by the affirmative vote of a majority of the shares outstanding and entitled to vote on the matter. The voting results are as follows:

For	Against	Abstain
20,343,412	1,344,766	397,018

There were no broker non-votes for Proposal 2.

The Annual Meeting was adjourned with respect to proposals 3, 4, and 5, described in Nxt-ID’s Definitive Proxy Statement, which was filed with the Securities Exchange Commission on October 29,2019. The Annual Meeting will reconvene with respect to these proposals at 9:00a.m EDT on Wednesday, January 8, 2019, to be held at the office of Sullivan & Worcester LLP, 1633 Broadway,32nd Floor, New York, NY 10019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 20, 2019	Nxt-ID, Inc.

	By:	/s/ Vincent S. Miceli
	Name:	Vincent S. Miceli
	Title:	Chief Executive Officer

2